UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Exhibit 100 to this Current Report on Form 8-K contains documents formatted in XBRL (eXtensible Business Reporting Language) with information from Broadridge Financial Solutions, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, filed with the Securities and Exchange Commission (SEC) on May 8, 2008. The information includes the (i) Condensed Consolidated and Combined Statements of Earnings for the three and nine months ended March 31, 2008 and 2007, (ii) Condensed Consolidated Balance Sheets as of March 31, 2008 and June 30, 2007, and (iii) Condensed Consolidated and Combined Statements of Cash Flows for the nine months ended March 31, 2008 and 2007.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Documents is unaudited and these are not the financial statements of Broadridge Financial Solutions, Inc. as filed with the SEC. The purpose of submitting these XBRL-Related Documents is to test the related format and technology and, as a result, investors should not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (Securities Act), or Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of these sections, and are not part of any registration statement to which they relate, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Description
Exhibit 100	The following materials from Broadridge Financial Solutions, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, filed on May 8, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated and Combined Statements of Earnings for the three and nine months ended March 31, 2008 and 2007, (ii) Condensed Consolidated Balance Sheets as of March 31, 2007 and June 30, 2007, and (iii) Condensed Consolidated and Combined Statements of Cash Flows for the nine months ended March 31, 2008 and 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2008

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam
Name:	Adam D. Amsterdam
Title:	Vice President, General Counsel and Secretary

Exhibit Index

100	Materials from Broadridge Financial Solutions, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, filed on May 8, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated and Combined Statements of Earnings for the three and nine months ended March 31, 2008 and 2007, (ii) Condensed Consolidated Balance Sheets as of March 31, 2008 and June 30, 2007, and (iii) Condensed Consolidated and Combined Statements of Cash Flows for the nine months ended March 31, 2008 and 2007.